                               POWERS OF ATTORNEY

DESIGNATION OF AGENT(S):

Each person whose signature appears below under the heading Signatures for Powers of Attorney hereby individually, and not jointly with the other signatories, and as if this constituted a separate power of attorney for each principal, authorizes and appoints James L. Lipscomb, the General Counsel and his designee(s), each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813),

     . Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897), Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. 333-160722, MLIC Growth and Guaranteed Income File No. 333-162586 and Variable Annuity File No. 333-_________),

     .    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     .    New England Variable Annuity Fund I (File No. 333-11137),

     . New England Life Retirement Investment Account (Preference File No. 333-11133),

     . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     .    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     .    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     . Metropolitan Life Variable Annuity Separate Account I, (MetLife VA SA I CitiVariable Deferred VA File No. 333-138114 and MetLife VA SA I CitiElite VA File No. 333-138112), and

     . Metropolitan Life Variable Annuity Separate Account II (MetLife VA SA II CitiVariable Deferred VA File No. 333-138115 and MetLife VA SA I CitiElite VA File No. 333-138113, Flexible Premium Variable Deferred Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity
          (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in each person's name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as each person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

                        SIGNATURES FOR POWERS OF ATTORNEY

         NAME                         TITLE                       DATE
--------------------------  ---------------------------  -----------------------

/s/ Sylvia Mathews Burwell           Director                   10/27/09
--------------------------
Sylvia Mathews Burwell

/s/ Eduardo Castro-Wright            Director                  10/27/2009
--------------------------
Eduardo Castro-Wright

         NAME                          TITLE                      DATE
--------------------------  ---------------------------  -----------------------

                                     Director               October 27, 2009
--------------------------
Burton A. Dole, Jr.

/s/ Cheryl W. Grise                  Director               October 27, 2009
--------------------------
Cheryl W. Grise


/s/ C. Robert Henrikson       Chairman, President and       October 27, 2009
--------------------------    Chief Executive Officer
C. Robert Henrikson             (Principal Executive
                                     Officer)

/s/ R. Glenn Hubbard                 Director               October 27, 2009
--------------------------
R. Glenn Hubbard

/s/ John M. Keane                    Director               October 27, 2009
--------------------------
John M. Keane

/s/ Alfred F. Kelly, Jr.             Director               October 27, 2009
--------------------------
Alfred F. Kelly, Jr.

/s/ James M. Kilts                   Director               October 27, 2009
--------------------------
James M. Kilts

/s/ Catherine R. Kinney              Director               October 27, 2009
--------------------------
Catherine R. Kinney

/s/ Hugh B. Price                    Director               October 27, 2009
--------------------------
Hugh B. Price

/s/ David Satcher                    Director                  10/27/09
--------------------------
David Satcher

/s/ Kenton J. Sicchitano             Director                  10/27/09
--------------------------
Kenton J. Sicchitano

/s/ William C. Steere, Jr.           Director               October 27, 2009
--------------------------
William C. Steere, Jr.

/s/ Lulu C. Wang                     Director               October 27, 2009
--------------------------
Lulu C. Wang

/s/ William J. Wheeler       Executive Vice President           10/22/09
--------------------------  and Chief Financial Officer
William J. Wheeler             (Principal Financial
                                      Officer)

/s/ Peter M. Carlson         Executive Vice President,          10/21/09
--------------------------    Finance Operations and
Peter M. Carlson                     Chief

                                Accounting Officer
                              (Principal Accounting
                                     Officer)

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

    It is not required that the principal(s) and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

I, James L. Lipscomb, have read the foregoing Power of Attorney. I am the person identified therein as agent(s) for the principals named therein.

I acknowledge my legal responsibilities.

Agent(s)sign(s) here: /s/ James L. Lipscomb                    10/23/09
                      -----------------------                 -----------
                          James L. Lipscomb                      Date

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[x]  Sylvia Mathews Burwell

[x]  Eduardo Castro-Wright

[_]  Burton A. Dole, Jr.

[x]  Cheryl W. Grise

[x]  C. Robert Henrikson

[x]  R. Glenn Hubbard

[x]  John M. Keane

[x]  Alfred F. Kelly, Jr.

[x]  James M. Kilts

[x]  Catherine R. Kinney

[x]  Hugh B. Price

[x]  David Satcher

[x]  Kenton J. Sicchitano

[x]  William C. Steere, Jr.

[x]  Lulu C. Wang
personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 27th DAY OF October, 2009.

(SEAL)

                                                          /s/ Susan May
                                                     ---------------------------
                                                             NOTARY PUBLIC

SUSAN MAY
Notary Public- State of New York
No. 01D16086282
Qualified in Queens County
My Commission Expires May 21, 2011

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[x]  William J. Wheeler

William J. Wheeler

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 22nd DAY OF October, 2009.

(SEAL)

                                                           Dennis V. Gill
                                                     ---------------------------
                                                            NOTARY PUBLIC

Dennis V. Gill
Notary Public State of New York
No. 01-G16049109
Qualified in Nassau County
Commission Expires Oct. 10, 2010

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[x]  Peter M. Carlson

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 21st DAY OF October, 2009.

(SEAL)

                                                           Barbara E. Ruder
                                                     ---------------------------
                                                             NOTARY PUBLIC

Barbara E. Ruder
Notary Public State of New York
No. 30-4773244
Qualified in Bronx County
Certificate Filed in New York County
Commission Expires September 30, 2010

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[x]  James L. Lipscomb

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 23rd DAY OF OCTOBER, 2009.

(SEAL)

                                                          Dennis V. Gill
                                                     ---------------------------
                                                          NOTARY PUBLIC

Dennis V. Gill
Notary Public State of New York
No. 01-G16049109
Qualified in Nassau County
Commission Expires Oct. 10, 2010

                               POWERS OF ATTORNEY

GENERAL COUNSEL DESIGNATION OF AGENT(S):

KNOW ALL MEN BY THESE PRESENTS, that I, James L. Lipscomb, the Executive Vice President and General Counsel of Metropolitan Life Insurance Company, a New York company, do hereby designate Michele H. Abate, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, for so long as each of them are in the employ of MetLife Group and until I revoke such designation, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813),

     . Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897), Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. 333-160722, MLIC Growth and Guaranteed Income File No. 333-162586 and Variable Annuity File No. 333-_________),

     .    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     .    New England Variable Annuity Fund I (File No. 333-11137),

     . New England Life Retirement Investment Account (Preference File No. 333-11133),

     . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     .    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     .    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     . Metropolitan Life Variable Annuity Separate Account I, (MetLife VA SA I CitiVariable Deferred VA File No. 333-138114 and MetLife VA SA I CitiElite VA File No. 333-138112), and

     . Metropolitan Life Variable Annuity Separate Account II (MetLife VA SA II CitiVariable Deferred VA File No. 333-138115 and MetLife VA SA I CitiElite VA File No. 333-138113, Flexible Premium Variable Deferred Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity
          (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in each person's name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as each person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2009.


/s/ James L. Lipscomb
----------------------------
James L. Lipscomb
Executive Vice President and General Counsel

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.

Agent(s) sign(s) here: /s/ Michele H. Abate
                       -------------------------
                           Michele H. Abate

Agent(s) sign(s) here: /s/ John E. Connolly, Jr.
                       -------------------------
                           John E. Connolly, Jr.

Agent(s) sign(s) here: /s/ Myra L. Saul
                       -------------------------
                           Myra L. Saul

Agent(s) sign(s) here: /s/ Marie C. Swift
                       -------------------------
                           Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK
COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[x]  James L. Lipscomb

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 23rd DAY OF OCTOBER, 2009.

(SEAL)

                                                           Dennis V. Gill
                                                     ---------------------------
                                                           NOTARY PUBLIC

Dennis V. Gill
Notary Public State of New York
No. 01-G16049109
Qualified in Nassau County
Commission Expires Oct. 10, 2010

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[x]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 23 DAY OF OCTOBER, 2009.

(SEAL)

                                                           Sharon Fulton
                                                     ---------------------------
                                                           NOTARY PUBLIC

SHARON FULTON
Notary Public, State of New York
No. 01FU6089820
Commission Expires March 31, 2011

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFLOK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[x]  Michele H. Abate

[x]  John E. Connolly, Jr.

[x]  Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 27th DAY OF OCTOBER, 2009.

(SEAL)

                                                       /s/ Michael L. Cifelli
                                                     ---------------------------
                                                            NOTARY PUBLIC

MICHAEL L. CIFELLI
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan 14, 2016